THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Supplement dated February 7, 2017
to the Currently Effective Prospectus and Statement of Additional Information (SAI)

The Prudential Variable Contract Account-11 (VCA 11) is offered within the MEDLEY Program.

At a special meeting of Contractholders and Participants of VCA 11 held on January 27, 2017, Contractholders and Participants approved a proposal to restructure VCA 11’s form of registration under the Investment Company Act of 1940, as amended, from a management investment company to a unit investment trust, and to reorganize VCA 11 by transferring its portfolio securities to the Government Money Market Portfolio of The Prudential Series Fund. As part of the reorganization, the Government Money Market Portfolio will issue shares of beneficial interest to VCA 11.

It is anticipated that the restructuring and reorganization of VCA 11, as described above, will be implemented and completed on or about April 28, 2017.